SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          COMMON STOCK-WHX CORPORATION

                    GAMCO INVESTORS, INC.
                                 7/27/01           15,000             2.0500


          WHX CORP CONV PRFD A

                    GAMCO INVESTORS, INC.
                                 6/14/01              500             5.5000
                                 6/07/01            1,500-            5.2600
                                 6/04/01            1,500-            4.8467
                    GABELLI ADVISERS, INC.
                                 7/19/01            3,000             6.9617
                    GABELLI FUNDS, LLC.
                         GABELLI CONVERTIBLE FUND
                                 7/05/01            7,000             6.5000
                                 6/22/01            1,300             6.2000
                                 6/12/01              600             5.5700
                                 6/11/01            4,000             5.4800
                                 6/05/01            1,100             5.0136
                         GABELLI ABC FUND
                                 7/16/01            1,500             6.1900
                                 6/20/01            2,000             6.0000


          WHX CORP CONV PRFD B

                    GAMCO INVESTORS, INC.
                                 6/14/01              500-            5.2800
                    GABELLI FUNDS, LLC.
                         GABELLI SMALL CAP GROWTH FUND
                                 7/23/01              900             5.7333
                         GABELLI CONVERTIBLE FUND
                                 6/06/01              100             5.1500
                         GABELLI ABC FUND
                                 6/20/01            2,500             5.2480


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.